SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549



                             FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                          July 29, 2003
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


                Livestar Entertainment Group Inc.
        -------------------------------------------------
      (Exact name of registrant as specified in its charter)



                             Nevada
          ----------------------------------------------
          (State or other jurisdiction of incorporation)


        000-27233                                   98-0204736
------------------------               ---------------------------------
(Commission File Number)               (IRS Employer Identification No.)


62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada  V5Y 1M7
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(address of principal executive offices)                          (Zip Code)


                            (702) 312-6255
                      --------------------------
          (Registrants telephone number, including area code)

Item 5.  Other Events.

On July 29, 2003, Livestar Entertainment Group Inc. (the ?Company?) entered into a definitive Agreement and Plan of Acquisition (the ?Agreement?) in the form attached hereto as Exhibit 2.1, with 1485684 Ontario Limited, an Ontario corporation doing business as The Sequel Nightclub (the ?Sequel?) and Mr. Terrance Lall. Speaking generally, the Agreement provides for the acquisition by the Company of the issued and outstanding shares of capital stock of the Sequel upon payment on or before the closing date of consideration valued at $500,000.00. The closing date is scheduled for September 29, 2003.

Of the purchase consideration, $200,000.00 is in the form of 1,000,000 shares of Series A Convertible Preferred Stock issued by the Company. The preferred shares were issued upon the execution of the Agreement as a non-refundable deposit toward the purchase consideration. The Company is presently making arrangements for payment of the balance of the consideration which is to be a cash payment in the amount of $300,000.00.

Upon completion of the acquisition and until more acquisitions are made, the business operations of The Sequel Nightclub will constitute virtually all of the business operations of the Company. The Sequel is in the business of operating a nightclub in Toronto, Canada.

Some terms and conditions of the Agreement as entered into on July 29, 2003, have been modified by an Addendum in the form attached hereto as Exhibit 2.2.

Included in this Form 8-K are forward-looking statements. There can be no assurance that expectations reflected in such forward-looking statements will prove to be correct. The Company's actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors including the potential inability of the Company to pay the consideration necessary to purchase the Sequel.

Item 7.  Exhibits.

Exhibit
  No.                         Description
------                        ------------

2.1 Agreement and Plan of Acquisition, dated July 29, 2003, by and between the Company and 1485684 Ontario Limited

2.2       Addendum to the Agreement and Plan of Acquisition

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Livestar Entertainment Group Inc.



 Date:  August 11, 2003                   By:    /s/ Ray Hawkins
                                                ----------------------------
                                                Ray Hawkins
                                                Chief Executive Officer